Exhibit 99.2

willistowerswatson.com Willis Towers Watson 2019 First Quarter Financial Results Supplemental Materials May 1, 2019 © 2019 Willis Towers Watson. All rights reserved.

Willis Towers Watson Forward Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as "may", "will", "would", "expect", "anticipate", "believe", "estimate", "plan", "intend", "continue", or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, such things as our outlook, future capital expenditures, future share repurchases, growth in revenue, the impact of changes to tax laws on our financial results, business strategies and planned acquisitions (including the pending acquisition of TRANZACT), competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans and references to future successes, including our future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Willis Towers Watson's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained herein, including the following: the ability of the company to successfully establish, execute and achieve its global business strategy as it evolves; changes in demand for our services, including any decline in defined benefit pension plans or the purchasing of insurance; changes in general economic, business and political conditions, including changes in the financial markets; significant competition that the company faces and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk the Stanford litigation settlement approval will be overturned on appeal, the risk that the Stanford bar order may be challenged in other jurisdictions, and the risk that the charge related to the Stanford settlement may not be deductible; the risk of material adverse outcomes on existing litigation or investigation matters; changes in the regulatory environment in which the company operates, including, among other risks, the impact of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; the company's ability to make divestitures or acquisitions and its ability to integrate or manage such acquired businesses (including with respect to the pending acquisition of TRANZACT and the timeline for its completion); failure to protect client data or breaches of information systems; the ability to comply with complex and evolving regulations related to data privacy and cyber security; the potential impact of Brexit; the ability of the company to properly identify and manage conflicts of interest; reputational damage; reliance on third-party services; the loss of key employees; the ability to successfully manage ongoing organizational changes; disasters or business continuity problems; doing business internationally, including the impact of exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations; technological change; changes and developments in the insurance industry or the United States healthcare system; the risk that the company may not be able to repurchase the intended number of outstanding shares due to M&A activity or investment opportunities, market or business conditions, or other factors; the inability to protect the company's intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in the company's pension liabilities; the ability of the company to meet its financial guidance, the company's capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; the ability of the company to obtain financing on favorable terms or at all; adverse changes in the credit ratings of the company; the impact of recent changes to U.S. tax laws, including on our effective tax rate, and the enactment of additional, or the revision of existing, state, federal, and/or foreign regulatory and tax laws and regulations; U.S. federal income tax consequences to U.S. persons owning at least 10% of the company's shares; changes in accounting principles, estimates or assumptions; fluctuation in revenue against the company's relatively fixed expenses; the laws of Ireland being different from the laws of the United States and potentially affording less protections to the holders of our securities; and the company's holding company structure potentially preventing it from being able to receive dividends or other distributions in needed amounts from our subsidiaries. These factors also include those described under "Risk Factors" in the company's most recent 10-K filing and subsequent filings filed with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against relying on these forward-looking statements.

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Willis Towers Watson Non-GAAP Measures

In order to assist readers of our consolidated financial statements in understanding the core operating results that Willis Towers Watson's management uses to evaluate the business and for financial planning, we present the following non-GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income, (4) Adjusted EBITDA, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate and (9) Free Cash Flow.

The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and other interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results.

Within these measures referred to as 'adjusted', we adjust for significant items which will not be settled in cash, or which we believe to be items that are not core to our current or future operations. Some of these items may not be applicable for the current quarter, however they are expected to be part of our full-year results. These items include the following:

Transaction and integration expenses - Management believes it is appropriate to adjust for transaction and integration expenses when they relate to a specific significant program with a defined set of activities and costs that are not expected to continue beyond a defined period of time, or significant acquisition-related transaction expenses. We believe the adjustment is necessary to present how the Company is performing, both now and in the future when the incurrence of these costs will have concluded.

- Gains and losses on disposals of operations - Adjustment to remove the gain or loss resulting from disposed operations.
- Pension settlement and curtailment gains and losses - Adjustment to remove significant pension settlement and curtailment gains and losses to better present how the Company is performing.
- Provisions for significant litigation - We will include provisions for litigation matters which we believe are not representative of our core business operations.
- Tax effects of internal reorganization - Relates to the U.S. income tax expense resulting from the completion of internal reorganizations of the ownership of certain businesses that reduced the investments held by our U.S.-controlled subsidiaries.

We evaluate our revenue on an as reported (U.S. GAAP), constant currency and organic basis. We believe presenting constant currency and organic information provides valuable supplemental information regarding our comparable results, consistent with how we evaluate our performance internally.

Willis Towers Watson considers Constant Currency Change, Organic Change, Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted Earnings Per Share, Adjusted Income Before Taxes, Adjusted Income Taxes/Rate and Free Cash Flow to be important financial measures, which are used to internally evaluate and assess our core operations and to benchmark our operating and liquidity results against our competitors. These non-GAAP measures are important in illustrating what Willis Towers Watson's comparable operating and liquidity results would have been had the Company not incurred transaction-related and non-recurring items. Willis Towers Watson's non-GAAP measures and their accompanying definitions are presented as follows:

- Constant Currency Change – represents the year-over-year change in revenue excluding the impact of foreign currency fluctuations. To calculate this impact, the prior year local currency results are first translated using the current year monthly average exchange rates. The change is calculated by comparing the prior year revenue, translated at the current year monthly average exchange rates, to the current year as reported revenue, for the same period. We believe constant currency measures provide useful information to investors because they provide transparency to performance by excluding the effects that foreign currency exchange rate fluctuations have on period-over-period comparability given volatility in foreign currency exchange markets.
- Organic Change – excludes the impact of fluctuations in foreign currency exchange rates, as described above, and the period-over-period impact of acquisitions and divestitures on current-year revenue. We believe that excluding transaction-related items from our U.S. GAAP financial measures provides useful supplemental information to our investors, and it is important in illustrating what our core operating results would have been had we not included these transaction-related items, since the nature, size and number of these translation-related items can vary from period to period.

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willistowerswatson.com Willis Towers Watson Non - GAAP Measures (continued) © 2019 Willis Towers Watson. All rights reserved. ▪ Adjusted Operating Income – Income from Operations adjusted for amortization, transaction and integration expenses, and non - recu rring items that, in management’s judgment, significantly affect the period - over - period assessment of operating results. ▪ Adjusted EBITDA – Net Income adjusted for provision for income taxes, interest expense, depreciation and amortization, transacti on and integration expenses, (gain)/loss on disposal of operations and non - recurring items that, in management’s judgment, significantly affect the period - over - period asses sment of operating results. ▪ Adjusted Net Income – Net Income Attributable to Willis Towers Watson adjusted for amortization, transaction and integration exp enses, (gain)/loss on disposal of operations and non - recurring items that, in management’s judgment, significantly affect the period - over - period assessment of operating results, the related tax effect of those adjustments and the tax effects of internal reorganizations. This measure is used solely for the purpose of calculating adjusted diluted earn ing s per share. ▪ Adjusted Diluted Earnings Per Share – Adjusted Net Income divided by the weighted - average number of shares of common stock, dilu ted. ▪ Adjusted Income Before Taxes – Income from operations before income taxes adjusted for amortization, transaction and integration expenses, (gain)/loss on disposal of operations and non - recurring items that, in management’s judgment, significantly affect the period - over - period assessment of ope rating results. Adjusted income before taxes is used solely for the purpose of calculating the adjusted income tax rate. ▪ Adjusted Income Taxes/Tax Rate – Provision for income taxes adjusted for taxes on certain items of amortization, transaction and integration expenses, (gain)/loss on disposal of operations, the tax effects of internal reorganizations, and non - recurring items that, in management’s judgment, significantly a ffect the period - over - period assessment of operating results, divided by adjusted income before taxes. Adjusted income taxes is used solely for the purpose of calculating the adj ust ed income tax rate. ▪ Free Cash Flow – Cash flows from operating activities less cash used to purchase fixed assets and software for internal use. Fre e Cash Flow is a liquidity measure and is not meant to represent residual cash flow available for discretionary expenditures. ▪ These non - GAAP measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non - GAAP measures should be considered in addition to, and not as a substitute for, the information contained within our condensed con sol idated financial statements. Reconciliations of these measures are included in the accompanying tables to the first quarter 2019 earnings release with the fo llowing exception. The Company does not reconcile its forward looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the inform ati on, such as foreign currency impacts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP finan cial measure, is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable inf orm ation. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calcul ati ons and the U.S. GAAP measures may be materially different than the non - GAAP measures. 3

willistowerswatson.com Q1 2019 GAAP Financial Results, Key Figures © 2019 Willis Towers Watson. All rights reserved. $USD million, except EPS and % Q1 2018 Q1 2019 Revenue as reported % change $2,292 $2,312 +1% Income from Operations as reported % change $259 $359 +39% Operating Margin % as reported change, basis points 11.3% 15.5% +420 bps Net Income attributable to Willis Towers Watson as reported % change $215 $287 +33% Diluted EPS as reported % change $1.61 $2.20 +36% Operating Cash Flow as reported % change $18 - $47 - 361% 4

A Strong Start in Q1 2019 for Willis Towers Watson

Q1 2019 key figures, includes Non-GAAP financial results

Total Revenue

$2.3B

Q1 2019 Revenue

Broad-Based Organic Growth

Strong momentum entering 2019, and achieved another solid quarter of 5% organic revenue growth despite having a challenging comparable of 6% organic revenue growth in Q1 2018

Delivering a client winning experience across 140 countries with the combined strength of Willis Towers Watson

+5%
Q1 2019
Organic %

+6%
Q1 2018
Organic %

Adj. Diluted EPS

$2.98

Q1 2019 Adj. Diluted EPS

Double Digit Growth Despite Headwind

Delivered on strong earnings growth of 10% despite year-over-year headwinds related to foreign currency, pension, and income taxes

+10%
Q1 2019

$2.71
Q1 2018

Adj. Operating Margin

21%

Q1 2019
Adj. Operating Margin

Financial Discipline

Organic revenue growth coupled with prudent expense management creating profit flow through and margin expansion. Operating income growth was led by HCB, BDA, and CRB, partially mitigating IRR margin decrease

+200bps
Q1 2019

19%
Q1 2018

Free Cash Flow

-$104M

Q1 2019 Free Cash Flow

Short-term Headwind

Q1 is usually our seasonally lowest quarter for cash flow generation due to incentive payouts. The decline in Q1 year-over-year is due to increase in short-term incentive awards and the timing of cash tax payments and pension contribution

We are confident in our ability to grow free cash flow by 15% or better in full year 2019

-$57M
Q1'19 vs. Q1 '18

-$47M
Q1 2018

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willistowerswatson.com Organic Revenue Growth %* Continued Growth Momentum Despite Strong Prior Year Comparable Broad - based organic revenue growth across all Segments © 2019 Willis Towers Watson. All rights reserved. 6 Q1 2018 Q1 2019 Human Capital & Benefits 4% 3% Corporate Risk & Broking 6% 4% Investment, Risk & Reinsurance 5% 5% Benefits Delivery & Administration 8% 10% Willis Towers Watson 6% 5% HCB growth led by Health and Benefits and Talent and Rewards driven by increased demand for advisory services, specialty products, and new businesses generation CRB growth was led by North America, and closely followed by Western Europe and International due to new business generation and strong retention of the renewal portfolio IRR had broad - based organic growth across Reinsurance, Insurance Consulting and Technology, Underwriting and Capital Management, and Max Matthiessen. Reinsurance continues to experience strong new business and favorable renewal factors BDA continued to show strong growth momentum attributable to expansion of the client base, many of which have long - term predictable revenue, and strong demand for one - time project work • Organic revenue growth for 2018 compared to 2017 excludes the impact of ASC 606 from both years. Organic revenue growth for 2 019 compared to 2018 includes the adoption of ASC 606 for both years

willistowerswatson.com Summary of Segment Financial Results Q1 2019 Segment results compared to Q1 2018 © 2019 Willis Towers Watson. All rights reserved. As reported, $USD million, except % Q1 2018 Q1 2019 Revenue Operating Margin % Revenue Operating Margin % Margin Year - over - year Human Capital & Benefits 832 23% 829 25% +150 bps Corporate Risk & Broking 740 17% 728 17% +50 bps Investment, Risk & Reinsurance 574 45% 589 43% - 270 bps Benefits Delivery & Administration 122 - 26% 135 - 15% +1,110 bps 7 • Revenue and Operating Margin with the adoption of ASC 606 accounting standards for both 2018 and 2019. The Operating Margin p erc entage is rounded

willistowerswatson.com Maintaining a Strong and Flexible Balance Sheet Position Significant financial flexibility to drive long - term shareholder value 8 © 2019 Willis Towers Watson. All rights reserved. $USD million Mar 31, 2018 Dec 31, 2018 Mar 31, 2019 Cash and Cash Equivalents 954 1,033 992 Total Debt 1 4,592 4,575 4,705 Total Equity 10,802 9,971 10,214 Debt to Adj. EBITDA TTM basis n/a 2 2.3x 2.3x A disciplined capital management strategy provides Willis Towers Watson with ample financial flexibility to reinvest in our Businesses, capitalize on market growth opportunities, and drive significant value for shareholders Our capital structure enabled by robust cash generation and a strong balance sheet paves the way for significant shareholder value creation over the long - term History of effectively managing our leverage with the commitment to maintain investment grade credit rating or better 1 Total Debt equals sum of Current debt and Long - term debt as shown on the Consolidated Balance Sheets 2 Q1 2018 Debt to trailing twelve months Adj. EBITDA has been excluded due to 1/1/18 cutover adoption of ASC 606 revenue acco unt ing standards

willistowerswatson.com A Capital Strategy Fit For Creating Long - Term Shareholder Value 9 © 2019 Willis Towers Watson. All rights reserved. CASH RETURNED TO SHAREHOLDERS $ 2.6 B FY2016 to Q1 FY2019 2016 $ 277 $ 709 $ 396 $ 199 2017 $ 602 $ 306 2018 2019 Q1 $ 595 $ 986 $ 908 In progress $ 77 SUSTAINABLE DIVIDEND GROWTH + 11 % Cash dividend growth 3 years CAGR $ 0.53 2018 2016 2017 2019 e $ 0.60 $ 0.48 $ 0.65 Share repurchases Dividends Quarterly cash dividend per share +11% $ million Disciplined approach to capital allocation A capital light business model and capital structure allow us to shift capital between growth and value creation based on changes in the Businesses and/or the macro environment A strong focus on return on investment to optimize the use of cash A robust pipeline of investment opportunities Focus Areas to Prioritize Use of Cash 1) Reinvesting in our Businesses 2) Investing in innovation and new business opportunities 3) Opportunistic mergers, acquisitions, and divestitures 4) Enhance Balance Sheet and strengthen liquidity 5) Return excess cash to shareholders through share repurchase 6) Sustain dividends and payout ratio

History of Delivering on Results. A Solid Foundation for 2019*

Q1 2019 management guidance update

FY2019 Revenue Growth	around **4%** organic revenue growth
FY2019 Adjusted Operating Margin	around **20%** Adj. operating margin
FY2019 Adjusted Diluted EPS	**$10.60** to **$10.85** Adj. diluted EPS
FY2019 Adjusted Income Tax Rate	around **22%** Adj. tax rate *Excluding discrete items*
Free Cash Flow	Annual growth of **15%** or greater *(over the next 3 years)*
FY2019 Foreign Currency Assumptions	Around $0.15 currency headwind on Adj. EPS Assumes average rates £1.00 = $1.31, €1.00 = $1.13

*Guidance is for 2019, except where specified otherwise and is based on ASC 606 accounting standard

*The above 2019 guidance excludes possible accretion/dilution impact from prospective acquisitions. We plan to update our 2019 guidance after the close of the pending acquisition of TRANZACT

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willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. About Willis Towers Watson Willis Towers Watson (NASDAQ: WLTW) is a leading global advisory, broking and solutions company that helps clients around the world turn risk into a path for growth. With roots dating to 1828, Willis Towers Watson has over 45,000 employees serving more than 140 countries. We design and deliver solutions that manage risk, optimize benefits, cultivate talent, and expand the power of capital to protect and strengthen institutions and individuals. Our unique perspective allows us to see the critical intersections between talent, assets and ideas — the dynamic formula that drives business performance. Together, we unlock potential. Learn more at willistowerswatson.com.